SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        November 2, 1999


                            Oshkosh Truck Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-13886                       39-0520270
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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          On November 2, 1999,  Oshkosh Truck Corporation issued a press release announcing the closing of its acquisition of the manufacturing assets of Kewaunee Engineering Corporation. Kewaunee is a heavy-metal fabricator with sales to the fire, construction, marine and industrial lift and forestry industries. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99.1) Oshkosh Truck Corporation Press Release dated  November 2,
                      1999.


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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OSHKOSH TRUCK CORPORATION



Date:  November 5, 1999               By:/s/ Thomas J. Polnaszek
                                         ------------------------------------
                                         Thomas J. Polnaszek
                                         Vice President and Corporate Controller


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

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 2, 1999


Exhibit
Number
------

(99.1)      Oshkosh Truck Corporation Press Release dated November 2, 1999.


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